Exhibit 10.1

EXECUTION VERSION

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
FIRST LIEN CREDIT AGREEMENT

This SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (“Amendment”), dated as of September 27, 2013 (the “Sixth Amendment Effective Date”), is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement described below (the “Lenders”), and The Royal Bank of Scotland plc, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities herein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Second Amended and Restated First Lien Credit Agreement, dated as of May 5, 2011, as amended by the First Amendment to Second Amended and Restated First Lien Credit Agreement dated as of October 4, 2011, by the Second Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 24, 2012, by the Third Amendment to Second Amended and Restated First Lien Credit dated as of October 19, 2012, by the Fourth Amendment to Amended and Restated First Lien Credit Agreement dated as of April 9, 2013 and by the Fifth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 1, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent, the Swing Line Lender, each Issuer, and the Lenders amend the Credit Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein but not defined herein shall have the meanings as given them in the Credit Agreement, unless the context otherwise requires.

Section 2. Amendment to Section 1.1 of the Credit Agreement.

a) The definition of “Interest Period” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to the following:

“Interest Period” means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4 and shall end on (but exclude) (i) the day that numerically corresponds to such date one, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month) or (ii) a day that is specified by the Borrower which day shall be (A) on or after the day that is one week after such LIBO Rate Loan was made, continued or converted and (B) on or before the day that is one month after such LIBO Rate Loan was made, continued or converted, in each of the foregoing cases specified in clauses (i) or (ii) of this definition, as the Borrower may select in its relevant notice pursuant to Section 2.3 or Section 2.4; provided, that, (y) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time that have expiration dates occurring on more than six different dates; and (z) no Interest Period for any Loan may end later than the Stated Maturity Date.

b) The definition of “LIBO Rate” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to the following:

“LIBO Rate” means, relative to any Interest Period for LIBO Rate Loans, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of the relevant Interest Period by reference to the British Bankers’ Association Interest Settlement Rates (or any other Person which takes over the administration of that rate) for deposits in Dollars (as set forth by the Bloomberg Information Service or any successor thereto or any other service selected by the Administrative Agent that has been nominated by the British Bankers’ Association (or any other successor thereto) as an authorized information vendor for the purpose of displaying such rates (a “Screen Rate”) for a period most closely approximating such Interest Period (and in an amount approximately equal to the amount of the relevant LIBO Rate Loans). In the absence of a period comparable to the Interest Period being available as a Screen Rate, (a “Discontinued Interest Period”), then (provided there are Screen Rates for other Interest Periods for Dollars) the LIBO Rate shall mean the Interpolated Screen Rate as of approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period. “Interpolated Screen Rate” means the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate which results from interpolating on a linear basis between: (a) the Screen Rate for the longest period (for which that Screen Rate is available for Dollars) which is less than the relevant Discontinued Interest Period and (b) the Screen Rate for the shortest period (for which that Screen Rate is available for Dollars) which exceeds the relevant Discontinued Interest Period, each as of approximately 11:00 a.m. (London time) two Business Days prior to the commencement of the Discontinued Interest Period.

c) Section 1.1 of the Credit Agreement is hereby amended by adding the following definition thereto in alphabetical order:

“Sixth Amendment Effective Date” means September 27, 2013.

d) Section 2.9 of the Credit Agreement is hereby amended by deleting the cross-reference to “Section 4.3” appearing therein and inserting in place thereof a cross-reference to “Section 4.4”.

Section 3. Amendment to Schedule III to Credit Agreement. Schedule III to the Credit Agreement is hereby amended and restated in its entirety to be in the form attached to this Amendment as Annex I.

Section 4. New Borrowing Base and Revolving Loan Commitments. Pursuant to Section 2.8.2 of the Credit Agreement, the Borrower and the Lenders hereby agree that the Borrowing Base is set at $1,087,500,000 for the period from the date hereof to the date of the next determination of the Borrowing Base pursuant to the provisions of Section 2.8 of the Credit Agreement or, if earlier, the date of any other adjustment to the Borrowing Base pursuant to the provisions of the Credit Agreement, as the case may be. Each Lender hereby agrees that effective as of the Sixth Amendment Effective Date that its Revolving Loan Commitment is set forth in Schedule III attached as Annex I to this Amendment.

Section 5. Assignments. Effective on the Effective Date, each Lender hereby irrevocably sells and assigns to the each other Lender hereunder and each Lender hereunder hereby irrevocably purchases and accepts subject to and in accordance with the Standard Terms and Conditions set forth in Annex I to Exhibit D of the Credit Agreement so much of the Aggregate Commitment such that after giving effect to such sales and assignments, the Lenders have the respective Revolving Loan Commitments and Percentages set forth in the Commitment Schedule attached hereto as Annex I to this Amendment and to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Lenders (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, the other Loan Documents or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned hereby. Such sale and assignment is without recourse to the selling Lenders and without representations or warranty by the selling Lenders except as expressly provided in paragraph 1.1 of the Standard Terms and Conditions. The Administrative Agent, the Issuing Bank, the Swing Line Lender and the Borrower hereby consent to the foregoing sale and assignment.

Section 6. Conditions to Effectiveness. This Amendment shall become effective as of the Sixth Amendment Effective Date when all of the conditions set forth in this Section 3 have been satisfied.

(a) The Administrative Agent shall have received counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of the Borrower, the Administrative Agent, the Swing Line Lender, the Issuers and all of the Lenders.

(b) The Administrative Agent shall have received a certificate from the Borrower certifying as to the matters set forth in Section 5.2.1 of the Credit Agreement, provided that each reference to a “Credit Extension” shall be deemed to be a reference to entering into this Amendment and the transactions contemplated hereby.

(c) The Administrative Agent shall have received such other documents and amendments to the Loan Documents as it may reasonably request.

(d) The representations and warranties in Section 4 below shall be true and correct.

(e) No Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.

(f) The Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Section 3.3 of the Credit Agreement and, if then invoiced, pursuant to Section 10.3 of the Credit Agreement.

Upon the effectiveness of this Amendment pursuant to the foregoing, the Administrative Agent is authorized by the Lenders to release from the Lien of the Security Documents the properties described in the Borrower’s letter dated September 3, 2013, to The Royal Bank of Scotland plc, Wells Fargo Bank, NA and UBS, AG.

Section 7. Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Obligors contained in the Loan Documents are true and correct in all material respects, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b) the execution, delivery and performance by the Borrower and each other Obligor of this Amendment and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Amendment, along with the Credit Agreement as amended hereby and the other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor a party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c) neither the execution, delivery and performance of this Amendment by the Borrower and each other Obligor, the performance by them of the Credit Agreement as amended hereby nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof; and

(d) no Default or Event of Default or Borrowing Base Deficiency has occurred and is continuing.

Section 8. Loan Document; Ratification.

(a) This Amendment is a Loan Document. Each reference to the Credit Agreement in any Loan Document will deemed to be a reference to the Credit Agreement as amended by this Amendment.

(b) The Borrower and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Credit Agreement as amended hereby and each of the other Loan Documents including without limitation all Mortgages, Security Agreements, Guaranties, Control Agreements and other Security Documents, to which it is a party.

Section 9. Costs and Expenses. As provided in Section 10.3 of the Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Amendment.

Section 10. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 11. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 12. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 13. No Waiver. Except as expressly set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents. The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the Credit Agreement or any other provision of any Loan Document.

Section 14. Successors and Assigns. This Amendment shall be binding upon the Borrower and each other Obligor party hereto and their successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and their respective successors, transferees and assigns.

Section 15. Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

ENERGY XXI GULF COAST, INC.

By:	/s/ Ben Marchive
Name:Ben Marchive
Title:President

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ADMINISTRATIVE AGENT, ISSUERS AND LENDERS:

THE ROYAL BANK OF SCOTLAND plc, as Administrative Agent, Issuer and Lender

By:	/s/ Sanjay Remond
Name: Sanjay Remond
Title: Authorised Signatory

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UBS AG, STAMFORD BRANCH, as Lender and Issuer

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

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WELLS FARGO BANK, N.A., as Issuer and Lender

By:	/s/ Betsy Jocher
Name: Betsy Jocher
Title: Director

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CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Matthew L. Molero
Name: Matthew L. Molero
Title: Vice President

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REGIONS BANK, as Lender and as Swing Line Lender

By:	/s/ Kelly L. Elmore III
Name: Kelly L. Elmore III
Title: Senior Vice President

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THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Terry Donovan
Name: Terry Donovan
Title: Managing Director

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ING CAPITAL LLC, as Lender

By:	/s/ Juli Bieser
Name: Juli Bieser
Title: Director

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NATIXIS, as Lender

By:	/s/ Timothy L. Polvado
Name: Timothy L. Polvado
Title: Senior Managing Director

By:	/s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

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TORONTO DOMINION (TEXAS) LLC, as Lender

By:	/s/ Marie Fernandes
Name: Marie Fernandes
Title: Authorized Signatory

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BARCLAYS BANK PLC, as Lender

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatski
Title: Vice President

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CITIBANK, N.A., as Lender

By:	/s/ Peter Kardos
Name: Peter Kardo
Title: Vice President

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By:	/s/ Michael Spaight
Name: Michael Spaight
Title: Authorized Signatory

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COMERICA BANK, as Lender

By:	/s/ Jeff Treadway
Name: Jeff Treadway
Title: Vice President

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COMMONWEALTH BANK OF AUSTRALIA, as Lender

By:	/s/ Damien Podagiel
Name: Damien Podagiel
Title: Senior Associate

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DEUTSCHE BANK AG, NEW YORK BRANCH, as Lender

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

By:	/s/ Lisa Wong
Name: Lisa Wong
Title: Vice President

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WHITNEY BANK, as Lender

By:	/s/ Liana Tchernysheva
Name: Liana Tchernysheva
Title: Senior Vice President

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ABN AMRO CAPITAL USA LLC, as Lender

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By:	/s/ Casey Lowary
Name: Casey Lowary
Title: Executive Director

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AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Kevin A. James
Name: Kevin A. James
Title: Vice President

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FIFTH THIRD BANK, as Lender

By:	/s/ Justin B. Crawford
Name: Justin B. Crawford
Title: Director

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IBERIABANK,, as Lender

By:	/s/ W. Bryan Chapman
Name: W. Bryan Chapman
Title: Executive Vice President

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KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Paul J. Pace
Name: Paul J. Pace
Title: Senior Vice President

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SOVEREIGN BANK, N.A., as Lender

By:	/s/ Puiki Lok
Name: Puiki Lok
Title: Vice President

By:	/s/ Vaughn Buck
Name: Vaughn Buck
Title: Executive Vice

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SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

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ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

ENERGY XXI TEXAS ONSHORE, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

ENERGY XXI ONSHORE, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

ENERGY XXI PIPELINE, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

ENERGY XXI LEASEHOLD, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

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ENERGY XXI PIPELINE II, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

MS ONSHORE, LLC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN IN ITS CAPACITY AS GUARANTOR UNDER ITS LIMITED RECOURSE GUARANTY AND GRANTOR UNDER ITS PLEDGE AGREEMENT AND IRREVOCABLE PROXY DELIVERED IN CONNECTION WITH THE CREDIT AGREEMENT:

ENERGY XXI U.S.A., INC

By:	/s/ Ben Marchive
Name: Ben Marchive
Title: President

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